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                                                                  EXHIBIT 10.1Oa

                  AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         THIS AMENDMENT NO. 1, dated as of February 23, 1996 (the "Amendment") to the Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 13, 1995 (the "Agreement"), is between DRUG EMPORIUM, INC., a Delaware corporation (the "Borrower"), and BANK ONE, COLUMBUS, NA (the "Bank").

         WHEREAS, the Borrower has determined that the leases for certain retail stores which were assigned to Borrower or its affiliates from F&M Distributors, Inc., as previously identified by Borrower, provide for below market rents (the "Below Market Leases"); and

         WHEREAS, the Borrower desires to characterize the Below Market Leases as tangible, rather that intangible assets of the Borrower and its affiliates; and

         WHEREAS, the Borrower and the Bank have agreed to amend the Agreement on the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. AMENDMENT OF THE AGREEMENT. The definition of "Tangible Net Worth" as set forth in Section 10.1 of the Agreement is hereby amended by the addition of the following language at the end of the existing language:

                  Notwithstanding the provisions of the preceding clause (b), "Tangible Net Worth" shall not be reduced by up to $3,957,000 of assets made up of the Below Market Leases which amount shall be treated, for purposes of this definition, as tangible assets amortized over a period not to exceed ten years.

         Section 2. REAFFIRMATION; NO DEFAULT. The Borrower hereby certifies that as of the date hereof:

                  2.1. REAFFIRMATION. The representations and warranties of the Borrower contained in the Agreement are correct and accurate as though made on and as of the date hereof.

                  2.2. NO EVENTS OF TERMINATION. After giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         Section 3. APPLICABLE LAW. This Amendment shall be deemed to be a contract made under the laws of the State of Ohio and for all purposes shall be construed in accordance with the laws of such state.




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         Section 4. COSTS AND EXPENSES. The Borrower hereby agrees to pay on demand all costs and expenses in connection with the preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Bank with respect thereto.

         Section 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Bank.

         Section 6. CONFESSION OF JUDGMENT. Borrower hereby authorizes any attorney at law to appear for Borrower, in an action on this Amendment or the Agreement, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against Borrower and to confess judgment in favor of the holder of the Agreement as hereby amended or the party entitled to the benefits of the Agreement as so amended against Borrower for the amount that may be due, with interest at the rate provided in the Agreement and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

         Section 7. SUPPLEMENTAL AGREEMENT. This Amendment is hereby made supplemental to and as part of the Agreement. All of the terms and provisions of the Agreement, as amended above, shall remain in full force and effect from and after the date first above written, as the same may be later amended, supplemented or otherwise modified from time to time.



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         The parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date first above written.

                              BANK ONE, COLUMBUS, NA


                              By:_____________________________________________
                                   Elizabeth E. Cadwallader, Vice President


                              DRUG EMPORIUM, INC.


                              By:_____________________________________________
                                   David L. Kriegel, Chief Executive Officer


   WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU
 WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
                              OR ANY OTHER CAUSE.




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                           ACKNOWLEDGMENT AND CONSENT

         Each of the undersigned (collectively, the "Guarantors" and individually, a "Guarantor") hereby (a) acknowledges that it has reviewed the foregoing Amendment No. 1 to Third Amended and Restated Revolving Credit and Term Loan Agreement and consents to the terms and provisions thereof; (b) acknowledges that consent of the undersigned is not necessary to make the Subsidiary Guaranties given to the Bank by the Guarantors pursuant to the Agreement (the "Guaranties") effective as to such Amendment No. 1; (c) acknowledges that the granting of such consent by the Guarantors does not establish a pattern therefor and, whether or not future consents are granted by the Guarantors to further amendments, the obligations of the Guarantors under the Guaranties will not be affected thereby; and (d) ratifies and affirms its respective Guaranty.

         Dated as of the 23rd day of February, 1996.

CENTERLINE, INC.                     WINTER FERN DRUG DISTRIBUTORS, INC.


By:__________________________        By:__________________________
Its:_________________________        Its:_________________________

RJR DRUG DISTRIBUTORS INC.           HOUSTON VENTURE, INC.


By:__________________________        By:__________________________
Its:_________________________        Its:_________________________

EMPORIUM VENTURE, INC.               DRUG EMPORIUM OF MARYLAND, INC.


By:__________________________        By:__________________________
Its:_________________________        Its:_________________________

DRUG EMPORIUM OF MICHIGAN, INC.


By:__________________________
Its:_________________________




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